UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09891

BNY Mellon Opportunity Funds
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	07/31
Date of reporting period:	07/31/2020

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Japan Womenomics Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Japan Womenomics Fund

ANNUAL REPORT July 31, 2020

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Japan Womenomics Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Japan Womenomics Fund, covering the 12-month period from August 1, 2019 through July 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, equities benefited from the U.S. Federal Reserve’s (the “Fed”) accommodative stance on interest rates, which gave investors confidence that economic growth would continue. Although trade tensions emerged at times, equity markets climbed steadily, with some additional assistance from the announcement of a U.S.-China trade deal. But market sentiment changed abruptly early in 2020, when concerns about the COVID-19 virus emerged, and by mid-March 2020, stocks had posted significant declines around the world. However, fiscal and monetary policy responses by governments and central banks were rapid and robust, and as the end of the reporting period approached, stock markets around the world trended upward. By the end of the period, broad market indexes in the U.S. had nearly recovered.

Fixed-income markets also experienced pandemic-related disruption. Prior to the crisis, as stocks rallied in response to Fed rate cuts, corporate bonds rose as well, while Treasury bonds declined. As news of the COVID-19 virus spread, investors began to seek safety, causing Treasuries to rise. This trend intensified in February and March 2020, resulting in a sell-off in corporate bond markets. As with equities, however, these sectors responded favorably to rapid policy responses. By the end of the reporting period, U.S. investment-grade corporate bonds had largely rebounded, while recovery in high-yield bonds continued to lag.

We believe the near-term outlook for the U.S. will be challenging, as the country contends with the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial professional.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
August 17, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from August 1, 2019 through July 31, 2020, as provided by Miyuki Kashima, Masafumi Oshiden, Kazuya Kurosawa and Yoshihiro Aoyama, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended July 31, 2020, BNY Mellon Japan Womenomics Fund’s Class A shares produced a total return of 0.53%, Class C shares produced a total return of -0.32%, Class I shares produced a total return of 0.67% and Class Y shares produced a total return of 0.67%.1 In comparison, the fund’s benchmark, the TOPIX® Total Return Index (the “Index”), achieved a total return of 0.70% for the period.2

Japanese equities were generally flat for the period, amid high volatility caused by the COVID-19 pandemic. Security selection constrained the fund’s results compared with the Index.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies listed or principally traded on a recognized stock exchange in Japan that, in the view of the fund’s sub-adviser, benefit from the “Womenomics” initiative in Japan. This initiative seeks to enhance economic growth through the general economic empowerment of women and includes efforts to ease barriers to female employment outside the home, promote women to leadership positions and close the gender pay gap. The fund invests principally in common stocks, but its equity investments also may include preferred stocks and convertible securities, and it may include investment in the stock of companies with any market capitalization.

The fund’s sub-adviser uses an investment process that combines fundamental analysis and security valuation within the Womenomics growth theme. Security selection reflects a growth-at-reasonable-price (GARP) style. Through fundamental, bottom-up research with a mid- to long-term view, the fund’s sub-adviser seeks to identify companies with investment attributes such as growth potential, the ability to deliver long-term earnings above market expectations and attractive valuations. The fund’s sub-adviser selects for investment those Japanese companies it determines will benefit from the Womenomics initiative, such as companies that (i) actively employ and promote women to leadership positions and help close the gender pay gap or have determined to adopt such a strategy going forward, (ii) offer products or services designed for women, or (iii) benefit directly or indirectly from the economic empowerment of women. By selecting such companies for investment by the fund, the fund’s sub-adviser seeks investment opportunities that take advantage of societal and demographic changes in Japan and that the sub-adviser believes should benefit from the resultant growth of female economic power in Japan.

Disease and Central Bank Activity Drive Markets

Equity markets were affected by an array of geopolitical developments in 2019, ranging from civil protests in Hong Kong and attacks on Saudi Arabia’s oil infrastructure, to an impeachment inquiry against the U.S. president and the Brexit saga in the U.K. However, greater certainty as to the timing, and the ultimate nature, of Brexit was eventually reached, as Boris Johnson’s government negotiated a revised withdrawal agreement, and then gained

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

a meaningful parliamentary majority following the December 2019 general election. The U.S. Federal Reserve (the “Fed”) cut interest rates in September and October 2019 to support weak inflation and flagging growth. Investor sentiment turned hopeful the last several months of 2019, as optimism regarding future economic growth became the prevailing force driving equity valuations higher. In December 2019, the Japanese government announced a stimulus package worth 26 trillion yen to help alleviate potential economic setbacks from a typhoon and consumption tax increase.

COVID-19 reached Japan in the late part of January 2020. Optimism turned to concern, and volatility reentered the market. Social distancing and voluntary lockdown measures temporarily constrained the Japanese economy. In the late winter and early spring, utilities and other defensive names outperformed the broader market. Volatility peaked in March 2020, as COVID-19 continued to spread throughout global developed markets, and equities across the world participated in a race to the bottom. Governments and central banks intervened with large amounts of economic stimulus in an effort to support their citizens and financial systems.

As the virus came under control in the Pacific rim and areas of Europe, optimism began to creep back into the picture. Economies started to reopen. Increased consumer spending, combined with continued support measures from governments and central banks, helped markets recover. However, the recovery was most significant for growth stocks and areas of the market that could operate outside of COVID-19 constraints. Areas such as travel and leisure, which were decimated by the virus, as well as defensive and value names, did not participate as heavily in the rally that lasted through July. Due to a continued low interest-rate environment around the globe, many financial stocks also continued to struggle.

Despite setbacks due to the spread of COVID-19, several important, long-term Japanese economic trends remain intact. First, after 20 years of stagnation and deflation, Prime Minister Abe’s policies appear to have stoked improvement in the Japanese economy. The Prime Minister’s plan, known as Abenomics, began in 2012. Since the plan began, Japan’s nominal gross domestic product (GDP) has generally improved. An increase in the country’s consumption tax, a typhoon that struck Tokyo in October 2019, and the spread of COVID-19 hampered economic activity during the period. Despite these temporary setbacks, Japan’s rate of female employment growth has increased steadily since 2012.

Stock Selection Constrains Fund Results

During the period, stock selection constrained performance. Travel agency H.I.S. was among the leading detractors from relative performance. The company sells travel packages and airline tickets. Due to the spread of COVID-19, demand for these items, and the rest of the company’s products, was significantly reduced. This damaged revenues and earnings for the travel company during the reporting period. Another company greatly affected by the pandemic was Mitsubishi Heavy Industries. This heavy machinery company was also a top detractor for the 12 months. The company manufactures several items that are used for mass transit, such as airline parts. Demand for these products fell precipitously, as did the company’s stock price. We have since closed the position. Tokyu weighed on results significantly as well. The company operates a railway business, hotel and resorts business, and owns real estate. With the spread of COVID-19, people stayed home, not utilizing the train or staying in hotels or resorts. Revenues from these areas of the business fell. However, the revenue stream from the property rent proved more resilient in the face of the pandemic. Lastly, a lack of exposure to electronics company Sony Corporation weighed on relative results. The company outperformed the broader market during the year due to a high demand for its products. The fund did not hold Sony, contributing to relative underperformance versus the index.

Conversely, several positions helped relative returns. A position in Nippon Gas was helpful to returns. The company is a distributor of gas and electricity and exhibits growing market share in all areas of its business. Demand for the company’s products was not negatively affected by the pandemic. Semiconductor materials company Tokyo Ohka Kogyo was also among the leading contributors to results. Prior to COVID-19, semiconductors were in high demand, and companies generally performed well across the sector. During COVID-19, demand for the company’s products proved resilient as people worked from home, watched more streaming services, and played video games. All of these activities utilize the company’s products. They also gained market share during the period and reported strong earnings. Lastly, wholesale trading company Arata provided a strong tailwind to performance. Arata is one of Japan’s largest wholesale trading companies, providing household and personal care goods to drugstores and supermarkets. The company displayed strong earnings during the period. They were able to get their goods to market during COVID-19 through supermarkets, which remained open.

Positioned for Female Empowerment

COVID-19 may continue to be a significant influencer of economic and market activity for the near future. However, we expect that as the situation progresses, knowledge will improve in terms of how to handle COVID-19, and the measures that should be taken to contain it. Shocks to the economy due to the disease should decrease. We expect the markets will improve ahead of the actual economic growth rate, and investor optimism may continue to grow. We expect government and central bank support will continue to bolster market valuations. Pockets of volatility could possibly surface, and we may use instances of that market volatility and resulting reductions in price to add opportunistically to appropriate companies in the portfolio. Although there was a temporary setback to female empowerment due to COVID-19, we believe long-term trends are still intact.

We believe that the Japanese society is evolving. As of the beginning of the reporting period, 30 million women were employed in Japan. Despite temporary setbacks in the number of women employed due to COVID-19, the number of women in the Japanese workforce has increased over the years. However, many are part-time workers, and the number of women in managerial posts is significantly below that in the rest of the developed world. The gender wage gap is severe. As the quality of female employment continues to improve, we expect that the wage gap will shrink. According to the World Economic Forum Global Gender Gap Report, which was released in December 2019, Japan improved year-over-year in the category of “economic participation and opportunity.” However, the country backslid in the category of “political empowerment.” We envision that over the long term, the empowerment of women will lead to increases in production and consumer spending, bolstering the country’s growth rates and economic health. We foresee that companies that take part in this trend will benefit from long-term increases in value. As the Womenomics

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

program increases its footprint, we expect additional companies to adopt these practices, increasing our investable universe across a wide range of sectors and companies.

August 17, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 1, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet — The TOPIX® Total Return Index is a market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the First Section of the Tokyo Stock Exchange. Investors cannot invest directly in any index. The fund is not managed to a benchmark index, nor will the fund’s portfolio have the same characteristics as its designated, broad-based securities market index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Japan Womenomics Fund with a hypothetical investment of $10,000 in the TOPIX® Total Return Index (the “Index”).

† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Japan Womenomics Fund on 9/13/18 (the fund’s inception date) to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares and Class I shares. The TOPIX® Total Return Index is a market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the First Section of the Tokyo Stock Exchange. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Fees and Expenses section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Japan Womenomics Fund with a hypothetical investment of $1,000,000 in the TOPIX® Total Return Index (the “Index”).

† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon Japan Womenomics Fund on 9/13/18 (the fund’s inception date) to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index, unlike the fund, is a market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the First Section of the Tokyo Stock Exchange. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Fees and Expenses section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 7/31/2020
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	9/13/18	-5.23%	-8.38%
without sales charge	9/13/18	0.53%	-5.45%
Class C shares
with applicable redemption charge †	9/13/18	-1.32%	-6.20%
without redemption	9/13/18	-0.32%	-6.20%
Class I shares	9/13/18	0.67%	-5.25%
Class Y shares	9/13/18	0.67%	-5.25%
TOPIX® Total Return Index	8/31/18	0.70%	-2.67%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Index as of 8/31/18 is used as the beginning value on 9/13/18.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Japan Womenomics Fund from February 1, 2020 to July 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended July 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.94	$9.48	$4.75	$4.75
Ending value (after expenses)	$911.10	$907.40	$912.00	$912.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended July 31, 2020

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.27	$10.02	$5.02	$5.02
Ending value (after expenses)	$1,018.65	$1,014.92	$1,019.89	$1,019.89

†Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

July 31, 2020

Description	Shares		Value ($)
Common Stocks - 99.4%
Japan - 99.4%
Ain Holdings	400		25,508
Anicom Holdings	600		23,833
Arata	1,500		71,218
Aruhi	1,900		24,328
Astellas Pharma	2,800		43,817
Bandai Namco Holdings	600		33,213
Dai-ichi Life Holdings	1,900		22,347
Daikin Industries	600		105,501
DIC	1,200		28,972
Disco	200		47,734
DKS	1,000		41,988
EM Systems	4,000		32,322
H.I.S	2,200		25,855
Hikari Tsushin	100		21,604
Hitachi	2,300		68,274
Hoya	500		49,337
Insource	1,000		20,004
Japan Hospice Holdings	1,800	[a]	27,280
JINS Holdings	600		40,853
Ki-Star Real Estate	1,500		25,426
Kura Sushi	700		29,017
Kyowa Exeo	2,400		56,468
Lawson	900		44,630
Mitsubishi UFJ Financial Group	8,800		33,013
Nakanishi	2,200		34,696
NEC	900		50,802
NICHIAS	2,700		58,646
Nichirei	1,100		31,163
Nidec	1,200		96,029
Nippon Gas	1,700		79,542
Nippon Telegraph & Telephone	3,200		74,073
NTT Docomo	1,100		30,263
Omron	700		50,244
Otsuka	600		31,240
Penta-Ocean Construction	13,200		69,362
Persol Holdings	1,800		23,073
Premium Group	1,500		23,394
Recruit Holdings	1,800		55,865
Rohm	500		31,841
Ryohin Keikaku	2,000		24,037
Santen Pharmaceutical	4,000		67,362

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.4% (continued)
Japan - 99.4% (continued)
SCSK		800		40,455
Shimizu		5,000		36,025
Sohgo Security Services		700		32,990
Star Mica Holdings		1,700		18,788
Subaru		2,300		43,875
Sumitomo Mitsui Financial Group		1,500		40,102
Suzuki Motor		800		26,567
Tokyo Ohka Kogyo		1,400		73,509
Tokyu		3,400		37,945
Trusco Nakayama		900		21,227
Vision		3,700	[a]	20,630
Yamaha		800		37,096
Yokogawa Electric		1,600		24,585
Total Common Stocks (cost $2,273,071)				2,227,968
	1-Day Yield (%)
Investment Companies - .4%
Registered Investment Companies - .4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $9,992)	0.26	9,992	[b]	9,992
Total Investments (cost $2,283,063)		99.8%		2,237,960
Cash and Receivables (Net)		.2%		4,260
Net Assets		100.0%		2,242,220

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Capital Goods	19.8
Retailing	7.0
Materials	6.4
Health Care Equipment & Services	6.4
Technology Hardware & Equipment	6.4
Commercial & Professional Services	5.9
Telecommunication Services	5.6
Software & Services	5.5
Pharmaceuticals Biotechnology & Life Sciences	5.0
Banks	4.3
Consumer Durables & Apparel	4.3
Semiconductors & Semiconductor Equipment	3.6
Utilities	3.6
Automobiles & Components	3.1
Food & Staples Retailing	3.1
Consumer Services	2.4
Insurance	2.1
Transportation	1.7
Food, Beverage & Tobacco	1.4
Diversified Financials	1.0
Real Estate	.8
Investment Companies	.4
99.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 7/31/19 ($)	Purchases ($)†	Sales ($)	Value 7/31/20 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	43,580	217,107	(250,695)	9,992.4		689
† Includes reinvested dividends/distributions
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	2,273,071	2,227,968
Affiliated issuers	9,992	9,992
Cash denominated in foreign currency	25,449	25,259
Dividends receivable		1,960
Tax reclaim receivable		1,665
Due from BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		12,951
Prepaid expenses		45,904
		2,325,699
Liabilities ($):
Trustees’ fees and expenses payable		16
Other accrued expenses		83,463
		83,479
Net Assets ($)		2,242,220
Composition of Net Assets ($):
Paid-in capital		2,505,666
Total distributable earnings (loss)		(263,446)
Net Assets ($)		2,242,220

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	223,309	221,666	901,878	895,367
Shares Outstanding	20,000	20,000	80,583	80,000
Net Asset Value Per Share ($)	11.17	11.08	11.19	11.19

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended July 31, 2020

Investment Income ($):
Income:
Cash dividends (net of $5,562 foreign taxes withheld at source):
Unaffiliated issuers	48,535
Affiliated issuers	685
Interest	42
Total Income	49,262
Expenses:
Management fee—Note 3(a)	17,419
Professional fees	101,387
Registration fees	64,298
Prospectus and shareholders’ reports	16,137
Chief Compliance Officer fees—Note 3(c)	13,926
License fees	13,000
Custodian fees—Note 3(c)	3,962
Distribution fees—Note 3(b)	1,724
Shareholder servicing costs—Note 3(c)	1,316
Trustees’ fees and expenses—Note 3(d)	158
Loan commitment fees—Note 2	52
Miscellaneous	17,257
Total Expenses	250,636
Less—reduction in expenses due to undertaking—Note 3(a)	(224,482)
Net Expenses	26,154
Investment Income—Net	23,108
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(174,622)
Capital gain distributions from affiliated issuers	4
Net Realized Gain (Loss)	(174,618)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	167,349
Net Realized and Unrealized Gain (Loss) on Investments	(7,269)
Net Increase in Net Assets Resulting from Operations	15,839

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2020	2019[a]
Operations ($):
Investment income—net	23,108	20,051
Net realized gain (loss) on investments	(174,618)	(67,239)
Net change in unrealized appreciation (depreciation) on investments	167,349	(212,575)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,839	(259,763)
Distributions ($):
Distributions to shareholders:
Class A	(1,804)	-
Class C	(90)	-
Class I	(9,665)	-
Class Y	(9,600)	-
Total Distributions	(21,159)	-
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	-	252,698
Class C	-	250,000
Class I	463	1,006,552
Class Y	-	1,000,000
Distributions reinvested:
Class I	65	-
Cost of shares redeemed:
Class A	-	(2,475)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	528	2,506,775
Total Increase (Decrease) in Net Assets	(4,792)	2,247,012
Net Assets ($):
Beginning of Period	2,247,012	-
End of Period	2,242,220	2,247,012
Capital Share Transactions (Shares):
Class A
Shares sold	-	20,227
Shares redeemed	-	(227)
Net Increase (Decrease) in Shares Outstanding	-	20,000
Class C
Shares sold	-	20,000
Net Increase (Decrease) in Shares Outstanding	-	20,000
Class I
Shares sold	40	80,538
Shares issued for distributions reinvested	5	-
Net Increase (Decrease) in Shares Outstanding	45	80,538
Class Y
Shares sold	-	80,000
Net Increase (Decrease) in Shares Outstanding	-	80,000

[a]From September 13, 2018 (commencement of operations) to July 31, 2019.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended July 31,
Class A Shares	2020	2019[a]
Per Share Data ($):
Net asset value, beginning of period	11.19	12.50
Investment Operations:
Investment income—net[b]	.10	.09
Net realized and unrealized gain (loss) on investments	(.03)	(1.40)
Total from Investment Operations	.07	(1.31)
Distributions:
Dividends from investment income—net	(.09)	-
Net asset value, end of period	11.17	11.19
Total Return (%)[c]	.53	(10.48)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	10.92	14.51[e]
Ratio of net expenses to average net assets	1.25	1.25[e]
Ratio of net investment income to average net assets	.87	.86[e]
Portfolio Turnover Rate	35.51	18.81[d]
Net Assets, end of period ($ x 1,000)	223	224

a From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

	Year Ended July 31,
Class C Shares	2020	2019[a]
Per Share Data ($):
Net asset value, beginning of period	11.12	12.50
Investment Operations:
Investment income—net[b]	.01	.01
Net realized and unrealized gain (loss) on investments	(.05)	(1.39)
Total from Investment Operations	(.04)	(1.38)
Distributions:
Dividends from investment income—net	(.00)[c]	-
Net asset value, end of period	11.08	11.12
Total Return (%)[d]	(.32)	(11.04)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	11.67	15.26[f]
Ratio of net expenses to average net assets	2.00	2.00[f]
Ratio of net investment income to average net assets	.12	.12[f]
Portfolio Turnover Rate	35.51	18.81[e]
Net Assets, end of period ($ x 1,000)	222	222

a From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d Exclusive of sales charge.

e Not annualized.

f Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Class I Shares	2020	2019[a]
Per Share Data ($):
Net asset value, beginning of period	11.22	12.50
Investment Operations:
Investment income—net[b]	.13	.11
Net realized and unrealized gain (loss) on investments	(.04)	(1.39)
Total from Investment Operations	.09	(1.28)
Distributions:
Dividends from investment income—net	(.12)	-
Net asset value, end of period	11.19	11.22
Total Return (%)	.67	(10.24)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	10.67	14.26[d]
Ratio of net expenses to average net assets	1.00	1.00[d]
Ratio of net investment income to average net assets	1.12	1.11[d]
Portfolio Turnover Rate	35.51	18.81[c]
Net Assets, end of period ($ x 1,000)	902	903

a From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

	Year Ended July 31,
Class Y Shares	2020	2019[a]
Per Share Data ($):
Net asset value, beginning of period	11.22	12.50
Investment Operations:
Investment income—net[b]	.13	.11
Net realized and unrealized gain (loss) on investments	(.04)	(1.39)
Total from Investment Operations	.09	(1.28)
Distributions:
Dividends from investment income—net	(.12)	-
Net asset value, end of period	11.19	11.22
Total Return (%)	.67	(10.24)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	10.66	14.25[d]
Ratio of net expenses to average net assets	1.00	1.00[d]
Ratio of net investment income to average net assets	1.12	1.11[d]
Portfolio Turnover Rate	35.51	18.81[c]
Net Assets, end of period ($ x 1,000)	895	897

a From September 13, 2018 (commencement of operations) to July 31, 2019.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Japan Womenomics Fund (the “fund”) is a separate non-diversified series of BNY Mellon Opportunity Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek long-term capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Investment Management Japan Limited (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

Effective April 1, 2020, BNY Mellon Asset Management Japan Limited, the fund’s sub-adviser had changed it name to BNY Mellon Investment Management Japan Limited.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of July 31, 2020, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class A, Class C and Class Y shares and 80,000 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of July 31, 2020 in valuing the fund’s investments:

	Level 1- Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	-	2,227,968††	-	2,227,968
Investment Companies	9,992	-	-	9,992

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign Taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the fund’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statements of

NOTES TO FINANCIAL STATEMENTS (continued)

Operations. Foreign taxes payable or deferred as of July 31, 2020, if any, are disclosed in the fund’s Statements of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political, economic developments and public health conditions. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund follows an investment policy of investing primarily in Japan. Because the fund’s investments are concentrated in Japan, the fund’s performance is expected to be closely tied to social, political and economic conditions within the country and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended July 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $9,019, accumulated capital losses $227,239 and unrealized depreciation $45,226.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2020. The fund has $72,750 of short-term capital losses and $154,489 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal period ended July 31, 2020 and July 31, 2019 were as follows: ordinary income $21,159 and $0, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from August 1, 2019 through December 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the fund’s average daily net assets. On or after December 1, 2020, the Adviser, may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $224,482 during the period ended July 31, 2020.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended July 31, 2020, Class C shares were charged $1,724 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2020, Class A and Class C shares were charged $578 and $575, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2020, the fund was charged $153 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2020, the fund was charged $3,962 pursuant to the custody agreement.

During the period ended July 31, 2020, the fund was charged $13,926 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due from BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $1,465, Distribution Plan fees of $145, Shareholder Services Plan fees of $97, custodian fees of $1,206, Chief Compliance Officer fees of $1,137 and transfer agency fees of $25, which are offset against an expense reimbursement currently in effect in the amount of $17,026.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended July 31, 2020, there was no redemption fees charged and retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended July 31, 2020, amounted to $862,768 and $795,585, respectively.

At July 31, 2020, the cost of investments for federal income tax purposes was $2,283,063; accordingly, accumulated net unrealized depreciation on investments was $45,103, consisting of $211,129 gross unrealized appreciation and $256,232 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon Japan Womenomics Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Japan Womenomics Fund (the “Fund”) (one of the funds constituting BNY Mellon Opportunity Funds), including the statements of investments and investments in affiliated issuers, as of July 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended July 31, 2020 and the period from September 13, 2018 (commencement of operations) through July 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Opportunity Funds) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended July 31, 2020 and the period from September 13, 2018 (commencement of operations) through July 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
September 24, 2020

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended July 31, 2020:

- the total amount of taxes paid to foreign countries was $5,562

- the total amount of income sourced from foreign countries was $54,098.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign source income for the 2020 calendar year with Form 1099-DIV which will be mailed in early 2021. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $21,159 represents the maximum amount that may be considered qualified dividend income.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (2000)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 112

———————

Francine J. Bovich (68)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 67

———————

J. Charles Cardona (64)

Board Member (2014)

Principal Occupation During Past 5 Years:

• President of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman (2013-2016) and Executive Vice President (1997-2013) of the Distributor

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Director (2020-Present)

• BNY Mellon Liquidity Funds, Chairman and Director (2019-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Gordon J. Davis (78)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 51

———————

Andrew J. Donohue (69)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 53

———————

Isabel P. Dunst (73)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-2019); Of Counsel (2015-2018); Partner (1990-2015)

No. of Portfolios for which Board Member Serves: 31

———————

Nathan Leventhal (77)

Board Member (2009)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 45

———————

Robin A. Melvin (56)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 90

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Roslyn M. Watson (70)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 53

———————

Benaree Pratt Wiley (74)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 73

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 112 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 135 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Japan Womenomics Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

BNY Mellon Investment
Management Japan Limited

Marunouchi Trust Tower Main
1-8-3 Marunouchi, Chiyoda-ku
Tokyo 100-0005, Japan

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DJWAX Class C: DJWCX Class I: DJWIX Class Y: DJWYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 4127AR0720

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $46,798 in 2019 and $47,500 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,815 in 2019 and $8,842 in 2020. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020 .

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2019 and $3,509 in 2020. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2 in 2019 and $0 in 2020.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $747,471 in 2019 and $736,212 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Opportunity Funds

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    September 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    September 25, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    September 25, 2020

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)